UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: (Date of earliest event reported): May 11, 2010 (May 7, 2010)
REGENCY ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	000-51757	16-1731691
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer Identification No.)
incorporation)
2001 Bryan Street, Suite 3700
Dallas, Texas 75201
(Address of principal executive offices, including Zip Code)
(214) 750-1771
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 7.01. Regulation FD Disclosure
Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-99.1
EX-99.2

     Preliminary Note: The events described in this Current Report on Form 8-K relate to (i) the acquisition of the general partner of Regency Energy Partners LP, a Delaware limited partnership (the “Partnership”), by a subsidiary of Energy Transfer Equity, L.P., a Delaware limited partnership (“ETE”), and (ii) following the completion of this acquisition, the contribution by ETE to the Partnership of (A) a 49.9% membership interest in Midcontinent Express Pipeline LLC, a Delaware limited liability company (“MEP”), and (B) an option to purchase a 0.1% interest in MEP, in exchange for 26,266,791 new common units of the Partnership valued at approximately $600 million based on a 10-day volume weighted average closing price of the Partnership’s common units as of May 4, 2010.
     MEP is a joint venture between affiliates of Kinder Morgan Energy Partners, L.P. and ETE, which affiliates each own 50% of the membership interests in MEP. MEP owns a 500-mile natural gas pipeline system that extends from the southeast corner of Oklahoma, across northeast Texas, northern Louisiana, central Mississippi and into Alabama, interconnecting with numerous major pipeline systems.
Item 1.01. Entry into a Material Definitive Agreement.
     On May 10, 2010, the Partnership and Regency Midcontinent Express LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership (“Regency Midcon”), entered into a Contribution Agreement (the “Contribution Agreement”) with ETE, pursuant to which, following the closing of the transactions contemplated by the Purchase Agreement (as defined below),
•	ETE will contribute to the Partnership (through Regency Midcon),
o	100% of the membership interests in ETC Midcontinent Express Pipeline III, a Delaware limited liability company (“ETC III”), and

o	an option to purchase all of the outstanding membership interests in ETC Midcontinent Express Pipeline II, a Delaware limited liability company (“ETC II”), that is exercisable one year and a day following the closing under the Contribution Agreement; and
•	the Partnership will issue 26,266,791 of its common units to ETE.
     ETC III and ETC II own a 49.9% and .1% membership interest in MEP, respectively.
     The Contribution Agreement contains representations and warranties, covenants and indemnification provisions that are typical for transactions of this nature. The transactions contemplated by the Contribution Agreement are expected to close within the next 30 days, subject to customary closing conditions.
     At the closing of the transactions contemplated by the Contribution Agreement, the parties will enter into, among other ancillary agreements,
•	A services agreement between the Partnership, ETE and ETE Services Company, LLC, a Delaware limited liability company and subsidiary of ETE (“Services Co”). Under the services agreement, Services Co will perform certain general and administrative services to be agreed upon by the parties. The Partnership will pay Services Co’s direct expenses for the provision of these services, plus an annual fee of $10 million, less certain costs savings that may be recognized by the Partnership. The services agreement will have a five-year term, subject to earlier termination rights in the event of a change of control of a party, the failure to achieve certain costs savings for the benefit of the Partnership or upon an event of default.

•	A registration rights agreement between ETE and the Partnership. Under the registration rights agreement, the Partnership will grant to ETE certain registration rights, including rights to cause the Partnership to file with the Securities and Exchange Commission (“SEC”) a shelf registration statement under the Securities Act of 1933, as amended, with respect to resales of the Partnership common units to be acquired by ETE under the Contribution Agreement. It will also contain customary provisions regarding rights of indemnification between the parties with respect to certain applicable securities law liabilities.

•	A statement of policies and procedures that will be adopted by ETE, Energy Transfer Partners, L.P. (“ETP”) and the Partnership to address potential conflicts among, and protect the confidential information of, the parties thereto.
     The foregoing summaries of the Contribution Agreement and the other documents described above do not purport to be complete, and are qualified in their entirety by reference to the definitive Contribution Agreement and the exhibits thereto filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.
     On May 11, 2010, the Partnership issued a news release announcing the acquisition of the Partnership’s general partner by ETE and the acquisition by the Partnership of the 49.9% interest in MEP. A copy of the press release is furnished as Exhibit 99.1.
     On May 11, 2010, the management of the Partnership presented information concerning its business to investors and other interested parties. The materials utilized in the presentation are furnished as Exhibit 99.2.
     The information contained in this Item 7.01 and Exhibit 99.1 and Exhibit 99.2 of this report (i) is not to be considered “filed” under the Securities Exchange Act of 1934, as amended, and (ii) shall not be incorporated by reference into any previous or future filings made by or to be made by the Partnership with the SEC under the Securities Act or the Exchange Act.
Item 8.01. Other Events.
General Partner Purchase Transaction.
     Prior to the date hereof, Regency GP Acquirer (“Seller”), an affiliate of GE Energy Financial Services, Inc. (“GE EFS”), owned all the outstanding limited partners’ interests in Regency GP LP (the “General Partner”), which is the sole general partner of the Partnership, and the entire member’s interest in Regency GP LLC (the “Managing General Partner”), which is the sole general partner of the General Partner and by virtue of that position controlled the Partnership. On May 10, 2010, the Seller entered into a Purchase Agreement (the “Purchase Agreement”) among itself, ETE and ETE GP Acquirer LLC, whereby ETE GP Acquirer LLC will acquire the General Partner and Managing General Partner.
     While none of the Partnership, Managing General Partner or General Partner is a party to the Purchase Agreement, the Partnership has been advised that upon closing of the transaction, the following will occur:
•	Seller will receive preferred units in ETE with a value of approximately $300 million;

•	The 24.7 million common units in the Partnership held by affiliates of GE EFS will continue to be held by such affiliates and are not a part of this transaction; and

•	GE EFS will have the right to appoint two members to the board of directors of the Managing General Partner so long as certain ownership levels of common units are retained by affiliates of GE EFS.
     The closing of the transaction is subject to customary conditions.
Grants of Phantom Units
     On May 7, 2010, the Partnership made annual grants of time-based and performance-based phantom units to certain executive officers pursuant to amended forms of grant agreements under the Regency GP LLC Long-Term Incentive Plan. The time-based units vest 1/3 each year beginning on March 15, 2011, and the performance-based units vest upon the achievement of certain performance objectives of the Partnership’s common units. In connection with the General Partner purchase transaction described above, the definition of “change of control” in each of the forms of grant agreements was amended.
     The foregoing summaries of the forms of grant for the time-based units and the performance-based units do not purport to be complete, and are qualified in its entirety by reference to the definitive forms of grant, which are filed as Exhibit 10.2 and Exhibit 10.3 hereto and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description

Exhibit 10.1	Contribution Agreement, dated May 10, 2010, by and among Energy Transfer Equity, L.P., Regency Energy Partners LP and Regency Midcontinent Express LLC.

Exhibit 10.2	Form of Grant of Phantom Units – Service Vesting.

Exhibit 10.3	Form of Grant of Phantom Units – Performance Vesting.

Exhibit 99.1	Regency Energy Partners LP press release dated May 11, 2010.

Exhibit 99.2	Regency Energy Partners LP presentation to investors dated May 11, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP

By:	Regency GP LP, its general partner
By:	Regency GP LLC, its general partner

By:	/s/ Stephen L. Arata
Stephen L. Arata
Executive Vice President and Chief Financial Officer

May 11, 2010

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 10.1	Contribution Agreement, dated May 10, 2010, by and among Energy Transfer Equity, L.P., Regency Energy Partners LP and Regency Midcontinent Express LLC.

Exhibit 10.2	Form of Grant of Phantom Units – Service Vesting.

Exhibit 10.3	Form of Grant of Phantom Units – Performance Vesting.

Exhibit 99.1	Regency Energy Partners LP press release dated May 11, 2010.

Exhibit 99.2	Regency Energy Partners LP presentation to investors dated May 11, 2010.